© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Holdings, Inc. Q2 2025 Investor Presentation Updated July 31, 2025 ir@pros.com

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Disclaimer / Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; ability to achieve "Rule of 40“; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS at a Glance $343 mm Total Revenue Q2 ‘25 TTM 85% Recurring Revenue as a % of Q2 ‘25 TTM Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue Growth Q2 ‘25 TTM 80+ Countries with Customers 12% 93%+ Customer Gross Revenue Retention Rate Q2 ‘25 TTM 4.5T+ Transactions Processed Q2 ‘25 TTM, Up 12% YoY $29mm+ Free Cash Flow1 Q2 ‘25 TTM 25% Improvement YoY 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 3

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Business Overview 4

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Businesses Face Many Challenges Today 5 Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self- serve, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints. The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our vision... 6 to optimize every shopping and selling experience.

The PROS Platform Powers Intelligent Commerce

PROS

Revenue Management
Digital Marketing
Pricing
Sales
Finance
IT

MANY INDUSTRIES INCLUDING

Manufacturing | Distribution | Services | Airlines

THE PROS PLATFORM

PLAN
Analyze market signals and define your commercial strategy.
Revenue Management

MARKET
Create and capture more demand with dynamic digital offers.
Offer Marketing

OFFER
Create optimized product and price combinations to win business.
Pricing

WIN
Deliver winning offers to any channel to drive conversion.
Selling

AI at the Core

Proprietary AI Model Library — Predictive, Prescriptive, Generative and Agentic — Extensible, Transparent and Explainable

Data Advantaged
Interoperable — Faster Integrations — Unique Insights

Built for Enterprise
High Performance — Always On — Digital-First

Secure & Compliant
Certified Protection — Proven Security Standards — Compliance You Can Trust

Seamless & Flexible
Certified Connectors — Modern APIs — Configuration, Not Code

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.
7

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Drives Proven Measurable Business Outcomes +200-500 bps Margin Improvement Source: PROS study of 131 customers’ self-reported results, 2022. Forrester Total Economic Impact Report, 2023. 9 months Payback +67% Average Efficiency Gain Average Revenue Uplift +8% 8

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Trusted by the World’s Leading Enterprises Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology 9

Real-Time AI is at the Core of the PROS Platform

PROS

4.5T+ Transactions Processed[1]
(+12% YoY)

99.97% Uptime[1,2]

Sub-300ms Response Time

~8.7M Transactions Per Minute[1]

PROS

Self-Learning, Trainable

Predictive, Prescriptive, Generative, Agentic

Explainable, Trustworthy, Responsible

Enterprise-Grade Performance

AI	Real-Time	Secure	Data Core	Scalable	High Availability	Extensible

1. *Trailing twelve-month measurement as of 06/30/2025. Transactions per minute is an average over the period.*
2. *Excludes impact from the CrowdStrike outage.*

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

10

PROS Rich History and Continued Innovation in AI Contribute to a Sustainable and Expanding Competitive Moat

PROS

Business Problems

Supply Chain Optimization

- Production Planning
- Fleet Acquisition & Disposition
- Fleet Distribution
- Production Mix Optimization
- Procurement Optimization

Revenue and Cost Optimization

- Negotiated Price Optimization
- Ecommerce Price Optimization
- EMSR (Expected Marginal Seat Revenue)
- O&D, Leg & Segment-based Optimization
- Inventory Control + Optimization
- Capacity Aware Optimization
- Forecasting
- Cost Optimization

Sales Guidance

- Offer Optimization
- Dynamic Ancillaries Pricing
- Cross-Sell / Upsell Recommendation
- Churn Prediction

PROS AI

Agentic AI

Learning Paradigms, Models, and Tools

Business AI

Predictive Algorithms

- Neural networks (FF Wide & Deep, NN Matrix Factorization)
- Online Learning (Bayesian & Variational Inference)
- Decision Trees
- Semi-parametric Estimation
- Parametric estimation

Prescriptive Algorithms

- Linear programming
- Non-linear programming
- Dynamic programming
- Integer programming
- Reinforcement learning

Data Science Techniques

- Constraint Satisfaction Programming
- Shapley Value (SHAP)
- kNN clustering
- Extensible AI

Internet AI

Recommender System

Collaborative Filtering

Perceptual AI

Human-Computer Interaction

Large Language Models

Microsoft Copilot for Sales

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

11

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS TAM is Massive, Global, and Growing 1.TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. $38B+ Underpenetrated, Addressable Market1 $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy $14B+ Strategic Industries & Geographies 12

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Strategic Focus Areas Land the Platform, Realize Value, and Expand with Many Paths Extend PROS Reach and Impact Through Strategic Partner Collaboration Infuse AI In Everything We Do 13

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. An Ecosystem of Partners Help Position Us to Win 14 Systems Integrators GTM Partners

Extensive Integrations & Technology Partners

PROS

CRMs
Microsoft Dynamics 365
salesforce sales cloud
C4C SAP Cloud for Customer
Creatio

ERP / Platform
Microsoft Power Platform
ORACLE
salesforce force.com
Microsoft Dynamics 365
SAP

eCommerce Platforms
salesforce community cloud
salesforce commerce cloud
Commerce
SAP Commerce Cloud
VTEX
Adobe Commerce Cloud

MarTech
A·D·Y·L·I·C
MOVABLE INK
flashtalking

SalesTech
Adobe Sign
DocuSign
DocuSign CLM
Icertis
Xactly
enable
SMC3
Flintfox

Offer & Order
amadeus
volantio
TRAVELPORT
Datalex
navitaire an amadeus company
Sabre
中国航信 TravelSky
accelya
RADIXX
Hitit
TROYA

Online Travel Agencies
ANIXE
2e Systems
OpenJaw
Google Flights
DOHOP
Skyscanner

Data Providers
atpco
IATA
INFARE
OAG
OPIS A DOW JONES COMPANY

Billing, Payments & Tax
BillingPlatform
pci proxy
IATA
Avalara
amadeus Payment Gateway

API Integration into any ecosystem

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.
15

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Financial Overview 16

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 29 38 61 99 145 170 178 204 234 266 297 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E Subscription Revenue Growth Trajectory ($mm) 17 1. The 2025 dollar value is based on the $296.5mm mid-point of the Subscription Revenue 2025 Guidance. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 62% 65% 66% 69% Q2'22 Q2'23 Q2'24 Q2'25 TTM Non-GAAP Total Gross Margin -6% 4% 8% 12% Q2'22 Q2'23 Q2'24 Q2'25 TTM Non-GAAP Services Gross Margin 75% 77% 79% 80% Q2'22 Q2'23 Q2'24 Q2'25 TTM Non-GAAP Subscription Gross Margin Driving Consistent Margin Expansion 18 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. -10% -1% 6% 11% Q2'22 Q2'23 Q2'24 Q2'25 30% 26% 25% 24% 29% 27% 23% 24% 16% 13% 13% 12% Q2'22 Q2'23 Q2'24 Q2'25 $(26) $(2) $18 $36 93% 1028% 102% Expanding Profitability Margin 19 TTM Operating Expense to Revenue Ratios TTM Adjusted EBITDA Margin G&A S&M R&D ($mm) Adj. EBITDA ($mm) Adj. EBITDA YoY Improvement % G&A S&M R&D For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. For purposes of the E/R ratios presented, historical non-GAAP expense was utilized. For reconciliations of GAAP operating expenses to non-GAAP, refer to the supplemental tables in PROS earnings press releases. $41 $39 $42 $41 $76 $80 $74 $82 $78 $76 $80 $81

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. -9% -6% 7% 9% Q2'22 Q2'23 Q2'24 Q2'25 TTM Free Cash Flow Margin Improving Free Cash Flow Generation 20 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Second Quarter Earnings Recap 21 $mm (Except Per Share) Q2 2025 Q2 2024 Delta TTM 06/30/2025 TTM 06/30/2024 Delta Total Revenue $88.7 $82.0 8% $342.7 $317.4 8% Subscription Revenue $73.3 $65.6 12% $280.5 $250.7 12% Adjusted EBITDA1 $7.4 $5.2 $2.2 $36.3 $18.0 $18.4 Free Cash Flow1 $3.2 $6.2 $(3.0) $29.2 $23.4 $5.8 Non-GAAP Earnings Per Share2 $0.13 $0.07 $0.06 $0.56 $0.22 $0.34 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 2. For definition of non-GAAP EPS or reconciliation of GAAP EPS to non-GAAP EPS, please refer to PROS earnings press release.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Guidance Summary 22 $mm (Except Per Share) Q3 2025 Guidance v. Q3 2024 at Mid-Point Full Year 2025 Guidance v. Prior Year at Mid-Point Total Revenue $90.5 to $91.5 10% $360.0 to $362.0 9% Subscription Revenue $74.8 to $75.3 12% $295.5 to $297.5 11% Subscription ARR n/a n/a $310.0 to $313.0 11% Non-GAAP Earnings Per Share $0.15 to $0.17 $0.02 n/a n/a Adjusted EBITDA $11.0 to $12.0 24% $42.0 to $44.0 43% Free Cash Flow n/a n/a $40.0 to $44.0 61% The 2025 guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 48.3 million diluted weighted average shares outstanding for the third quarter of 2025 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2025. Please see appendix for a reconciliation of GAAP metrics to non-GAAP metrics.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Long-Term Goal To Be A “Rule of 40” Company1 23 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin 1. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2. The estimated 2025 total revenue growth rate and free cash flow margin are based on the mid-point of the respective 2025 guidance ranges for these metrics. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2 2% 14% 17% 21% 2022A 2023A 2024A 2025E Progress towards "Rule of 40"

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 24 Revenue Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Subscription $ 59,987 $ 60,764 $ 64,349 $ 65,600 $ 67,068 $ 69,255 $ 70,830 $ 73,333 Maintenance and Support $ 4,693 $ 4,460 $ 3,595 $ 3,385 $ 3,361 $ 3,153 $ 2,730 $ 2,567 Recurring Revenue $ 64,680 $ 65,224 $ 67,944 $ 68,985 $ 70,429 $ 72,408 $ 73,560 $ 75,900 Services $ 12,570 $ 12,260 $ 12,744 $ 13,028 $ 12,273 $ 12,561 $ 12,762 $ 12,815 Total Revenue $ 77,250 $ 77,484 $ 80,688 $ 82,013 $ 82,702 $ 84,969 $ 86,322 $ 88,715 Recurring Revenue % 84% 84% 84% 84% 85% 85% 85% 86% Revenue by Geography Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 United States $ 26,925 $ 26,623 $ 26,933 $ 27,990 $ 29,251 $ 29,334 $ 30,880 $ 31,435 Europe $ 25,691 $ 26,082 $ 25,671 $ 25,835 $ 25,391 $ 26,089 $ 25,995 $ 26,900 Rest of World $ 24,634 $ 24,779 $ 28,084 $ 28,188 $ 28,060 $ 29,546 $ 29,447 $ 30,380 $ in 000s

Supplemental Business Metrics

$ in 000s

Financial & Operating Metrics	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
Non-GAAP Gross Margin[1]	66%	66%	67%	67%	68%	70%	70%	69%
Non-GAAP Subscription Gross Margin[1]	78%	78%	79%	80%	80%	81%	81%	80%
Non-GAAP Recurring Revenue Gross Margin[1]	77%	77%	78%	78%	79%	79%	79%	79%
Adjusted EBITDA[1]	$ 5,640	$ 2,517	$ 4,585	$ 5,214	$ 9,278	$ 10,900	$ 8,702	$ 7,429
Total Cash and Cash Equivalents*	$ 169,080	$ 178,747	$ 166,423	$ 149,086	$ 150,564	$ 171,983	$ 170,023	$ 188,958
Recurring Deferred Revenue	$ 107,667	$ 114,987	$ 123,590	$ 116,644	$ 108,670	$ 126,790	$ 142,594	$ 132,122
Total Deferred Revenue	$ 116,522	$ 124,624	$ 132,648	$ 124,930	$ 117,213	$ 136,415	$ 151,146	$ 139,696
TTM Recurring Calculated Billings[1]	$ 250,319	$ 263,501	$ 265,998	$ 271,789	$ 273,585	$ 291,569	$ 304,386	$ 307,775
Remaining Performance Obligations[2]	$ 403,900	$ 469,600	$ 447,600	$ 450,300	$ 429,300	$ 475,700	$ 488,200	$ 494,700
Remaining Performance Obligations - Current	$ 199,000	$ 227,500	$ 227,400	$ 232,700	$ 231,000	$ 246,700	$ 250,200	$ 252,700
Free Cash Flow[1]	$ 8,494	$ 13,632	$ (4,884)	$ 6,164	$ 1,363	$ 23,516	$ 1,112	$ 3,174
Total Headcount (including contractors)	1,486	1,486	1,499	1,502	1,494	1,501	1,482	1,480

1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.
2. Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.
**Total Cash and Cash Equivalents includes $10 million of restricted cash.*

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

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© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Values 26

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Commitment to Sustainable Business Practices Governance ▪ LEED Silver certified global HQ ▪ Sustainable data centers worldwide through our partnership with Microsoft ▪ Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability We are OWNERS Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Values 27

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Responsible Approach to AI PROS isolates each customer’s data, giving them full control over pricing decisions. Our pricing algorithms are uniquely trained on each customer’s own transactional data to ensure confidentiality and prevent cross-customer influence. 28 Safeguards PROS solutions are designed to be fair and unbiased and do not use any personal information for pricing.No Surveillance Pricing PROS 'glass-box' approach ensures transparency, with clear explanations of outcomes and accessible insights into data usage. We enable auditability of customer inputs to pricing. Transparent & Explainable PROS algorithms use real-time data and smart processes to deliver accurate, reliable pricing that creates value for both sellers and buyers. Accurate & Reliable

Diversity, Equity & Inclusion

PROS

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS


36%
36%
37%
36%
41%
37%
29%
33%
2020
2021
2022
2023
2024
Overall Representation
% of All Employees Globally
Management
% of All Managers Globally

Note: 2024 figures based on 1,343 global employees as of 12/31/24.

Racial & Ethnic Minorities in the U.S.


55%
54%
55%
57%
58%
47%
47%
51%
50%
52%
2020
2021
2022
2023
2024
Overall Representation
% of All Employees U.S.
Management
% of All Managers U.S.

Note: 2024 figures based on 729 employees in the U.S. as of 12/31/24. Racial & Ethnic Minorities include AA, Asian, Hispanic and Multicultural.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

blaze THE WOMEN'S NETWORK @ PROS

EMPOWER

UNIDOS

PRIDE @PROS

YoPROS

SAHARA

For further disclosures on DEI at PROS, read our ESG report.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

29

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 30

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Appendix 31

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information – Explanation of Non-GAAP Measures 32 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, severance and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 33 Low High Adjusted EBITDA GAAP Loss from Operations $ (4,800) $ (3,800) Amortization of acquisition-related intangibles 1,000 1,000 Share-based compensation 13,900 13,900 Depreciation and other amortization 900 900 Adjusted EBITDA $ 11,000 $ 12,000 Q3 2025 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (16,447) $ (14,447) Amortization of acquisition-related intangibles 3,800 3,800 Severance 1,147 1,147 Share-based compensation 49,900 49,900 Depreciation and other amortization 3,600 3,600 Adjusted EBITDA $ 42,000 $ 44,000 Full Year 2025 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

PROS

Gross Profit	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP Gross Profit	$ 48,786	$ 48,748	$ 51,855	$ 53,194	$ 54,404	$ 57,590	$ 58,390	$ 59,520
Amortization of acquisition-related intangibles	1,099	953	953	953	738	629	629	632
Share-based compensation	1,033	1,073	1,068	1,151	1,177	1,180	977	1,104
Non-GAAP Gross Profit	$ 50,918	$ 50,774	$ 53,876	$ 55,298	$ 56,319	$ 59,399	$ 59,996	$ 61,256
Non-GAAP Gross Margin	66%	66%	67%	67%	68%	70%	70%	69%

Subscription Gross Profit	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP Subscription Gross Profit	$ 45,477	$ 46,214	$ 49,736	$ 51,030	$ 52,598	$ 55,026	$ 56,281	$ 57,897
Amortization of acquisition-related intangibles	1,099	953	953	953	738	629	629	632
Share-based compensation	201	208	202	235	244	239	247	258
Non-GAAP Subscription Gross Profit	$ 46,777	$ 47,375	$ 50,891	$ 52,218	$ 53,580	$ 55,894	$ 57,157	$ 58,787
Non-GAAP Subscription Gross Margin	78%	78%	79%	80%	80%	81%	81%	80%

Recurring Revenue Gross Profit	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP Recurring Revenue Gross Profit	$ 48,401	$ 48,898	$ 51,469	$ 52,664	$ 54,261	$ 56,463	$ 57,310	$ 58,821
Amortization of acquisition-related intangibles	1,099	953	953	953	738	629	629	632
Share-based compensation	294	301	339	331	342	341	342	351
Non-GAAP Recurring Revenue Gross Profit	$ 49,794	$ 50,152	$ 52,761	$ 53,948	$ 55,341	$ 57,433	$ 58,281	$ 59,804
Non-GAAP Recurring Revenue Gross Margin	77%	77%	78%	78%	79%	79%	79%	79%

Services Gross Profit	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25
GAAP Services Gross Profit	$ 385	$ (150)	$ 386	$ 530	$ 143	$ 1,127	$ 1,080	$ 699
Share-based compensation	739	772	729	820	835	839	635	753
Non-GAAP Services Gross Profit	$ 1,124	$ 622	$ 1,115	$ 1,350	$ 978	$ 1,966	$ 1,715	$ 1,452
Non-GAAP Services Gross Margin	9%	5%	9%	10%	8%	16%	13%	11%

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

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© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Adjusted EBITDA Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 GAAP Income (Loss) From Operations $ (7,842) $ (10,609) $ (10,302) $ (7,184) $ 31 $ (1,567) $ (3,825) $ (7,599) Amortization of acquisition-related intangibles 1,446 1,301 1,301 1,300 1,074 953 953 956 Severance - - - - - - - 1,147 Share-based compensation 10,933 10,768 12,700 10,248 7,271 10,535 10,669 12,010 Depreciation and other amortization 1,103 1,105 903 891 902 979 905 915 Capitalized internal-use software development costs - (48) (17) (41) - - - - Adjusted EBITDA $ 5,640 $ 2,517 $ 4,585 $ 5,214 $ 9,278 $ 10,900 $ 8,702 $ 7,429 Free Cash Flow Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Cash Flow From Operations $ 8,718 $ 13,844 $ (4,644) $ 6,420 $ 1,594 $ 24,013 $ 1,215 $ 3,215 Severance 121 211 - - - - - - Purchase of property and equipment (345) (375) (223) (215) (231) (497) (103) (41) Capitalized internal-use software development costs - (48) (17) (41) - - - - Free Cash Flow $ 8,494 $ 13,632 $ (4,884) $ 6,164 $ 1,363 $ 23,516 $ 1,112 $ 3,174 Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 35

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 36